EX-33.1
(logo) CAPSTONE
Realty Advisors

A National City Company


Management's Assertion on Compliance with Regulation AB Criteria

Capstone Realty Advisors, LLC ("the Subservicer") is responsible for assessing compliance as of and for the year ended December 31, 2008 (the "Reporting Period"), with the Servicing Criteria set forth in Item 1122(d) of the Regulation AB and Item 1122 of Regulation AB (the "Servicing Criteria"), excluding the criteria set forth in sections 1122(d)(1)(ii)(iii), 1122(d)(2)(ii)(iii), 1122(d)(3)(i)(ii)(iii)(iv), and
1122(d)(4)(ii)(iii)(vi)(vii)(xv) of Regulation AB, which the Subservicer has concluded are not applicable to the activities it performs with respect to asset backed transactions covered by this report (collectively the "Relevant Servicing Criteria"). The transactions covered by this report include all commercial real estate mortgages that were registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (the "Platform"), as listed in Appendix A.

The Subservicer has assessed compliance with the Relevant Servicing Criteria and has concluded that there have been no material instances of noncompliance during the Reporting Period, with respect to the platform taken as a whole.

Ernst & Young, an independent registered public accounting firm, has issued an attestation report for the platform on the Subservicer's assessment of compliance with the Relevant Servicing Criteria as of and for the Reporting Period as set forth in this assertion.


Date: March 10, 2009

/s/ William Lamey
William Lamey
Vice President


Hanna Building   1422 Euclid Avenue #400   Cleveland, Ohio 44115   216.902.8500
www.capstonegroup.com   Cleveland (Headquarters)   Chicago   Columbus  Lexington
Louisville   Pittsburgh   St. Louis


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APPENDIX A

1) (CRA 154) Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2006-1 issued pursuant to the Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement") among Banc of America Commercial Mortgage Inc., as Depositor, Bank of America, National Association (the "Master Servicer"), as Master Servicer, Midland Loan Services, Inc., as Special Servicer, Wells Fargo Bank, National Association, as Trustee, and the Subservicing Agreement dated as of March 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

2) (CRA 156) Credit Suisse First Boston Commercial Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2006-C1 issued pursuant to the Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, GMAC Commercial Mortgage Corporation, Keycorp Real Estate Capital Markets, Inc. (the "Master Servicer"), and NCB, FSB, as Master Servicers, GMAC Commercial Mortgage Corporation and National Consumer Cooperative Bank, as Special Servicers, Wells Fargo Bank, National Association, as Trustee, and the Subservicing Agreement dated as of March 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

3) (CRA 157) Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8 issued pursuant to the Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement") among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association (the "Master Servicer"), as Master Servicer, J.E. Robert Company, Inc., as Special Servicer, U.S. Bank, National Association, as Trustee, and the Subservicing Agreement dated as of March 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

4) (CRA 158) J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC14 issued pursuant to the Pooling and Servicing Agreement dated as of March 16, 2006 (the "Pooling and Servicing Agreement") among J.P. Morgan Chase Commercial Mortgage Securities Corp., as Depositor, GMAC Commercial Mortgage Corporation (the "Master Servicer"), as Master Servicer, Midland Loan Services, Inc., as Special Servicer, LaSalle Bank, National Association, as Trustee, and the Subservicing Agreement dated as of March 16, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")


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5)  (CRA 159) Bear Stearns Commercial Mortgage Securities II Inc. Commercial
    Mortgage Pass-Through Certificates, Series 2006-PWR11 issued pursuant to the Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement") among Bear Stearns Commercial Mortgage Securities II Inc., as Depositor, Prudential Asset Resources, Inc. and Wells Fargo Bank, National Association (the "Master Servicer"), as Master Servicers, ARCAP Servicing, Inc., as Special Servicer, LaSalle Bank National Association, as Trustee, and the Primary Servicing Agreement dated as of March 1, 2006 (the "Primary Servicing Agreement") between the Master Servicer and Nationwide Life Insurance Company (the "Primary Servicer"), and the Correspondent Agreement dated as of February 10, 1997 (the "Correspondent Agreement") between the Primary Servicer and Capstone Realty Advisors, LLC

6) (CRA 160) Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2006-C2 issued pursuant to the Pooling and Servicing Agreement dated as of May 1, 2006 (the "Pooling and Servicing Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Wachovia Bank, National Association (the "Master Servicer"), as Master Servicer, ARCAP Servicing Inc., as Special Servicer, Wells Fargo Bank, National Association, as Trustee, and the Subservicing Agreement dated as of May 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

7) (CRA 161) Merrill Lynch Mortgage Investors, Inc. Commercial Mortgage Pass-Through Certificates, Series 2006-C1 issued pursuant to the Pooling and Servicing Agreement dated as of May 1, 2006 (the "Pooling and Servicing Agreement") among Merrill Lynch Mortgage Investors, Inc., as Depositor, Midland Loan Services, Inc. and Wells Fargo Bank, National Association (the "Master Servicer"), as Master Servicers, Midland Loan Services, Inc., as Special Servicer, U.S. Bank, National Association, as Trustee, and the Subservicing Agreement dated as of May 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

8) (CRA 162) Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2006-2 issued pursuant to the Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement") among Banc of America Commercial Mortgage Inc., as Depositor, Bank of America, National Association (the "Master Servicer"), as Master Servicer, LNR Partners, Inc., as Special Servicer, LaSalle Bank, National Association, as Trustee, and the Subservicing Agreement dated as of June 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")


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9)  (CRA 163) J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial
    Mortgage Pass-Through Certificates, Series 2006-CIBC15 issued pursuant to the Pooling and Servicing Agreement dated as of June 20, 2006 (the "Pooling and Servicing Agreement") among J.P. Morgan Chase Commercial Mortgage Securities Corp., as Depositor, Wells Fargo Bank, National Association (the "Master Servicer"), as Master Servicer, J.E. Robert Company, Inc., as Special Servicer, LaSalle Bank, National Association, as Trustee, and the Subservicing Agreement dated as of June 20, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

10) (CRA 165) Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2006-3 issued pursuant to the Pooling and Servicing Agreement dated as of August 1, 2006 (the "Pooling and Servicing Agreement") among Banc of America Commercial Mortgage Inc., as Depositor, Bank of America, National Association (the "Master Servicer"), as Master Servicer, LNR Partners, Inc., as Special Servicer, Wells Fargo Bank, National Association, as Trustee, and the Subservicing Agreement dated as of August 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

11) (CRA 166) Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 2006-PWR13 issued pursuant to the Pooling and Servicing Agreement dated as of September 1, 2006 (the "Pooling and Servicing Agreement") among Bear Stearns Commercial Mortgage Securities Inc., as Depositor, Prudential Asset Resources, Inc. and Wells Fargo Bank, National Association (the "Master Servicer"), as Master Servicers, LNR Partners, Inc., as General Special Servicer, LaSalle Bank, National Association, as Trustee, and the Primary Servicing Agreement dated as of September 1, 2006 (the "Primary Servicing Agreement") between the Master Servicer, and Nationwide Life Insurance Company (the "Primary Servicer"), and the Correspondent Agreement dated as of February 10, 1997 (the "Correspondent Agreement") between The Primary Servicer and Capstone Realty Advisors, LLC

12) (CRA 167) Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2006-C4 issued pursuant to the Pooling and Servicing Agreement dated as of September 1, 2006 (the "Pooling and Servicing Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Keycorp Real Estate Capital Markets, Inc. (the "Master Servicer") and NCB, FSB, as Master Servicers, LNR Partners, Inc. and National Consumer Cooperative Bank, as Special Servicers, Wells Fargo Bank, National Association, as Trustee, and the Subservicing Agreement dated as of September 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")


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13) (CRA 168) J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial
    Mortgage Pass-Through Certificates, Series 2006-LDP8 issued pursuant to the Pooling and Servicing Agreement dated as of September 1, 2006 (the "Pooling and Servicing Agreement") among J.P. Morgan Chase Commercial Mortgage Securities Corp., as Depositor, Wells Fargo Bank, National Association and Midland Loan Services, Inc. (the "Master Servicer"), as Master Servicers, J.E. Robert Company, Inc., as Special Servicer, LaSalle Bank, National Association, as Trustee, and the Subservicing Agreement dated as of September 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

14) (CRA 169) Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2006-5 issued pursuant to the Pooling and Servicing Agreement dated as of October 1, 2006 (the "Pooling and Servicing Agreement") among Banc of America Commercial Mortgage Inc., as Depositor, Bank of America, National Association (the "Master Servicer"), as Master Servicer, Midland Loan Services, Inc., as Special Servicer, LaSalle Bank, National Association, as Trustee, and the Subservicing Agreement dated as of October 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

15) (CRA 170) Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2006-6 issued pursuant to the Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling and Servicing Agreement") among Banc of America Commercial Mortgage Inc., as Depositor, Bank of America, National Association (the "Master Servicer"), as Master Servicer, CW Capital Asset Management, LLC, as Special Servicer, Wells Fargo Bank, National Association, as Trustee, and the Subservicing Agreement dated as of November 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

16) (CRA 171) Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12 issued pursuant to the Pooling and Servicing Agreement dated as of December 1, 2006 (the "Pooling and Servicing Agreement") among Morgan Stanley Capital I Inc., as Depositor, Capmark Finance Inc. (the "Master Servicer"), as General Master Servicer, Prudential Asset Resources, Inc., as Prudential Master Servicer, ARCAP Servicing Inc., as Special Servicer, Wells Fargo Bank, National Association, as Trustee, and the Primary Servicing Agreement dated as of December 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")


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17) (CRA 173) Credit Suisse First Boston Mortgage Securities Corp. Commercial
    Mortgage Pass-Through Certificates, Series 2006-C5 issued pursuant to the Pooling and Servicing Agreement dated as of December 1, 2006 (the "Pooling and Servicing Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Keycorp Real Estate Capital Markets, Inc. (the "Master Servicer"), as Master Servicer, LNR Partners, Inc., as Special Servicer, Wells Fargo Bank, National Association, as Trustee, and the Subservicing Agreement dated as of December 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

18) (CRA 174) Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-1 issued pursuant to the Pooling and Servicing Agreement dated as of February 1, 2007 (the "Pooling and Servicing Agreement") among Banc of America Commercial Mortgage Inc., as Depositor, Bank of America, National Association (the "Master Servicer"), as Master Servicer, LNR Partners, Inc., as Special Servicer, LaSalle Bank, National Association, as Trustee, and the Subservicing Agreement dated as of February 1, 2007 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

19) (CRA 175) J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC18 issued pursuant to the Pooling and Servicing Agreement dated as of March 7, 2007 (the "Pooling and Servicing Agreement") among J.P. Morgan Chase Commercial Mortgage Securities Corp., as Depositor, Capmark Finance, Inc. (the "Master Servicer"), as Master Servicer, ARCAP Servicing, Inc. and LNR Partners, Inc., as Special Servicers, Wells Fargo Bank National Association, as Trustee, and the Primary Servicing Agreement dated as of March 7, 2007 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

20) (CRA 176) Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-2 issued pursuant to the Pooling and Servicing Agreement dated as of June 1, 2007 (the "Pooling and Servicing Agreement") among Banc of America Commercial Mortgage Inc., as Depositor, Bank of America, National Association (the "Master Servicer"), as Master Servicer, LNR Partners, Inc., as Special Servicer, Wells Fargo Bank, National Association, as Trustee, and the Subservicing Agreement dated as of June 1, 2007 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")


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21) (CRA 177) Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through
    Certificates, Series 2007-IQ14 issued pursuant to the Pooling and Servicing Agreement dated as of May 1, 2007 (the "Pooling and Servicing Agreement") among Morgan Stanley Capital I Inc., as Depositor, Capmark Finance, Inc., Prudential Asset Resources, Inc., and Wells Fargo Bank, National Association (the "Master Servicer"), as Master Servicers, Centerline Servicing, Inc., as Special Servicer, The Bank of New York Trust Company, National Association, as Trustee, and the Subservicing Agreement dated as of May 1, 2007 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

22) (CRA 178) J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC19 issued pursuant to the Pooling and Servicing Agreement dated as of June 14, 2007 (the "Pooling and Servicing Agreement") among J.P. Morgan Chase Commercial Mortgage Securities Corp., as Depositor, Capmark Finance, Inc. (the "Master Servicer"), and Wells Fargo Bank, National Association, as Master Servicers, LNR Partners, Inc., as Special Servicer, LaSalle Bank, National Association, as Trustee, and the Primary Servicing Agreement dated as of June 14, 2007 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

23) (CRA 179) Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-PWR16 issued pursuant to the Pooling and Servicing Agreement dated as of June 1, 2007 (the "Pooling and Servicing Agreement") among Bear Stearns Commercial Mortgage Securities Inc., as Depositor, Prudential Asset Resources, Inc. and Wells Fargo Bank, National Association (the "Master Servicer"), as Master Servicers, Centerline Servicing, Inc., as General Special Servicer, LaSalle Bank, National Association, as Trustee, and the Primary Servicing Agreement dated as of June 1, 2007 (the "Primary Servicing Agreement") between the Master Servicer, and Nationwide Life Insurance Company (the "Primary Servicer"), and the Correspondent Agreement dated as of February 10, 1997 (the "Correspondent Agreement") between The Primary Servicer and Capstone Realty Advisors, LLC

24) (CRA 180) J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-LDP11 issued pursuant to the Pooling and Servicing Agreement dated as of July 1, 2007 (the "Pooling and Servicing Agreement") among J.P. Morgan Chase Commercial Mortgage Securities Corp., as Depositor, Wachovia Bank, National Association (the "Master Servicer"), as Master Servicer, CWCapital Asset Management, LLC, as Special Servicer, LaSalle Bank, National Association, as Trustee, and the Subservicing Agreement dated as of July 1, 2007 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")


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25) (CRA 181) Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through
    Certificates, Series 2007-IQ15 issued pursuant to the Pooling and Servicing Agreement dated as of August 1, 2007 (the "Pooling and Servicing Agreement") among Morgan Stanley Capital I Inc., as Depositor, Capmark Finance Inc. (the "Master Servicer"), as Capmark Master Servicer, Prudential Asset Resources, Inc., as Prudential Master Servicer and DC Hilton Special Servicer, Centerline Servicing Inc., as General Special Servicer, Wells Fargo Bank, National Association, as Trustee, and the Subservicing Agreement dated as of August 1, 2007 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

26) (CRA 182) Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-TOP27 issued pursuant to the Pooling and Servicing Agreement dated as of July 1, 2007 (the "Pooling and Servicing Agreement") among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association (the "Master Servicer"), as Master Servicer, Centerline Servicing, Inc., as Special Servicer, LaSalle Bank, National Association, as Trustee, and the Subservicing Agreement dated as of July 1, 2007 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

27) (CRA 183) Merrill Lynch Mortgage Investors, Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-C1 issued pursuant to the Pooling and Servicing Agreement dated as of August 1, 2007 (the "Pooling and Servicing Agreement") among Merrill Lynch Mortgage Investors, Inc., as Depositor, KeyCorp Real Estate Capital Markets, Inc. and Wells Fargo Bank, National Association (the "Master Servicer"), as Master Servicers, Centerline Servicing Inc., as Special Servicer, U.S. Bank, National Association, as Trustee, and the Subservicing Agreement dated as of August 1, 2007 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

28) (CRA 184) J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-LDP12 issued pursuant to the Pooling and Servicing Agreement dated as of August 1, 2007 (the "Pooling and Servicing Agreement") among J.P. Morgan Chase Commercial Mortgage Securities Corp., as Depositor, Wells Fargo Bank, National Association (the "Master Servicer"), as Master Servicer, J.E. Robert Company, Inc., as Special Servicer, LaSalle Bank, National Association, as Trustee, and the Subservicing Agreement dated as of August 1, 2007 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")


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29) (CRA 185) Bear Stearns Commercial Mortgage Securities Inc. Commercial
    Mortgage Pass-Through Certificates, Series 2007-PWR17 issued pursuant to the Pooling and Servicing Agreement dated as of September 1, 2007 (the "Pooling and Servicing Agreement") among Bear Stearns Commercial Mortgage Securities Inc., as Depositor, Prudential Asset Resources, Inc. and Wells Fargo Bank, National Association (the "Master Servicer"), as Master Servicers, Centerline Servicing, Inc., as General Special Servicer, LaSalle Bank, National Association, as Trustee, and the Primary Servicing Agreement dated as of September 1, 2007 (the "Primary Servicing Agreement") between the Master Servicer, and Nationwide Life Insurance Company (the "Primary Servicer"), and the Correspondent Agreement dated as of February 10, 1997 (the "Correspondent Agreement") between The Primary Servicer and Capstone Realty Advisors, LLC

30) (CRA 186) Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16 issued pursuant to the Pooling and Servicing Agreement dated as of November 1, 2007 (the "Pooling and Servicing Agreement") among Morgan Stanley Capital I Inc., as Depositor, Capmark Finance Inc. (the "Master Servicer No. 1), Wells Fargo Bank, National Association (the "Master Servicer No. 2), and NCB, FSB, as Master Servicers, Centerline Servicing, Inc., as General Special Servicer, LaSalle Bank, National Association, as Trustee, and the Subservicing Agreements dated as of November 1, 2007 (the "Subservicing Agreements") between the Master Servicer No. 1 and Capstone Realty Advisors, LLC (the "Subservicer"), and the Primary Servicing Agreement dated as of November 1, 2007 (the "Primary Servicing Agreement") between the Master Servicer No. 2, and Nationwide Life Insurance Company (the "Primary Servicer"), and the Correspondent Agreement dated as of February 10, 1997 (the "Correspondent Agreement") between The Primary Servicer and Capstone Realty Advisors, LLC

31) (CRA 187) J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20 issued pursuant to the Pooling and Servicing Agreement dated as of September 28, 2007 (the "Pooling and Servicing Agreement") among J.P. Morgan Chase Commercial Mortgage Securities Corp., as Depositor, Midland Loan Services, Inc. (the "Master Servicer"), as Master Servicer, Centerline Servicing Inc., as Special Servicer, Wells Fargo Bank, National Association, as Trustee, and the Subservicing Agreement dated as of September 28, 2007 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")


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32) (CRA 188) Bear Stearns Commercial Mortgage Securities Inc. Commercial
    Mortgage Pass-Through Certificates, Series 2007-PWR18 issued pursuant to the Pooling and Servicing Agreement dated as of December 1, 2007 (the "Pooling and Servicing Agreement") among Bear Stearns Commercial Mortgage Securities Inc., as Depositor, Prudential Asset Resources, Inc. and Wells Fargo Bank, National Association (the "Master Servicer"), as Master Servicers, Centerline Servicing, Inc., as General Special Servicer, LaSalle Bank, National Association, as Trustee, and the Primary Servicing Agreement dated as of December 1, 2007 (the "Primary Servicing Agreement") between the Master Servicer, and Nationwide Life Insurance Company (the "Primary Servicer"), and the Correspondent Agreement dated as of February 10, 1997 (the "Correspondent Agreement") between The Primary Servicer and Capstone Realty Advisors, LLC

33) (CRA 173) Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2008-C1 issued pursuant to the Pooling and Servicing Agreement dated as of April 1, 2008 (the "Pooling and Servicing Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Keycorp Real Estate Capital Markets, Inc. (the "Master Servicer"), as Master Servicer, Midland Loan Services, Inc., as Special Servicer, Wells Fargo Bank, National Association, as Trustee, and the Subservicing Agreement dated as of April 1, 2008 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")

34) (CRA 191) Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2008-1 issued pursuant to the Pooling and Servicing Agreement dated as of June 1, 2008 (the "Pooling and Servicing Agreement") among Banc of America Commercial Mortgage Inc., as Depositor, Bank of America, National Association (the "Master Servicer"), as Master Servicer, CWCapital Asset Management, LLC, as Special Servicer, Wells Fargo Bank, National Association, as Trustee, and the Subservicing Agreement dated as of June 1, 2008 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")